VANGUARD/
MORGAN GROWTH
FUND

Annual Report
December 31, 1996

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[PHOTO]

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.

                                    CONTENTS

                                  A Message To
                                Our Shareholders
                                       1

                                  The Markets
                                 In Perspective
                                       4

                                  Report From
                                  The Advisers
                                       6

                                   Portfolio
                                    Profile
                                       8

                                  Performance
                                    Summary
                                       10

                                   Financial
                                   Statements
                                       11

                                   Report Of
                                  Independent
                                  Accountants
                                       21

                                 Directors And
                                    Officers

                               INSIDE BACK COVER

[PHOTO]
JOHN C. BOGLE

[PHOTO]
JOHN J. BRENNAN

FELLOW SHAREHOLDER,

     Vanguard/Morgan Growth Fund not only participated in, but surpassed, the continuing vigorous advance by the stock market in 1996, the second consecutive year of powerful gains for both the Fund and the market averages. During the twelve months ended December 31--our 28th year of operations--the Fund's return outpaced the returns of both the average growth mutual fund and the unmanaged Standard & Poor's 500 Composite Stock Price Index.

     The following table compares our total return (capital change plus reinvested dividends) for the year with those of the S&P 500 Index, which is dominated by large, blue chip stocks, and the average growth fund, the peer group that best reflects the investment objective that Morgan Growth Fund has sought over the years.

     The Fund's return is based on an increase in net asset value from $14.09 per share on December 31, 1995, to $15.63 per share on December 31, 1996, with the latter figure adjusted for dividends of $0.14 per share paid from net investment income and distributions totaling $1.53 per share paid from net realized capital gains.

------------------------------------------------------
                                       TOTAL RETURN
                                        YEAR ENDED
                                     DECEMBER 31, 1996
------------------------------------------------------
Vanguard/Morgan Growth Fund               +23.3%
------------------------------------------------------
Average Growth Fund                       +19.2%
------------------------------------------------------
S&P 500 Index                             +23.0%
------------------------------------------------------

1996 PERFORMANCE OVERVIEW

In a nearly ideal environment of moderate economic growth, rising corporate profits, and continued low inflation, the U.S. stock market flourished in 1996. Interest rates fluctuated substantially, rising early in the year along with estimates of the economy's strength, then declining in the autumn as estimates of economic growth abated, and with them, inflation anxieties. However, interest rates closed the year with a sharp upward spike in December. The yield on the benchmark 30-year U.S. Treasury bond finished the year at 6.6%--up about six-tenths of a percentage point from 6.0% at the end of 1995--driving the price of the long bond down by about -8%.

     In contrast, the price trend for common stocks was virtually one-way: up. The S&P 500 Index provided positive returns in all but two months (July and December), as both growth stocks and value stocks turned in strong performances. While returns on these two groups are quite similar over long periods, they often diverge over shorter periods. In 1996, the S&P/BARRA Growth Index earned a return of +24.0%, not far ahead of the S&P/BARRA Value Index, which provided a return of +22.0%.

     Of course, not all market sectors performed alike during the year. By far the highest-performing sector (with a return of +43%) was technology, where Morgan Growth Fund held more than 25% of its assets, a weighting more than twice that of the S&P 500 Index and roughly one-third more than that of the average growth fund. Although we heavily emphasized the "right" sector, the returns on our technology holdings lagged by a wide margin the return on the sector as a whole. A big part of this gap was due to a striking disparity between the returns of the very large-capitalization technology stocks and those of the smaller-cap technology stocks. For example, the three largest tech stocks in the S&P 500 Index (Intel, Microsoft, and IBM) provided an astounding +94% return versus a return of +5% for the technology sector of the Russell 2000 Index of small-cap stocks. This large-cap bias extended to many other market sectors, to the detriment of most diversified growth funds, including ours. Indeed, despite the leadership of growth stocks as a group, only one of every four growth funds managed to beat the return of the S&P 500 Index.

     Our advisers' stock selections outside of the technology sector generally fared well, especially in the energy, financial, and utilities sectors. We are gratified that the returns achieved by three of our four investment advisers--Franklin Portfolio Associates, Vanguard Core Management Group, and Wellington Management Company--surpassed the S&P 500 Index and, of course, the average competing growth fund. However, the results achieved by our fourth adviser, Husic Capital Management, trailed our comparative benchmarks by a wide margin. Husic's investment style most resembles the more aggressive, smaller-cap- oriented growth funds, a group that did not fare as well as the large-cap growth funds during 1996. Husic, as you may recall from previous Reports, turned in the highest returns among our four advisers in 1995, after having achieved the lowest returns among the advisers the previous year.

------------------------------------------------------------
                                     TOTAL ASSETS MANAGED
                                         DECEMBER 31,
                               -----------------------------
                                        1996          1995
                               -----------------------------
                               $ MILLION   PERCENT   PERCENT
------------------------------------------------------------
Wellington Management            $  797        39%       39%
Franklin Portfolio Associates       718        35        33
Husic Capital Management            241        12        13
Vanguard Core Management            192         9        10
Cash Reserves                       106         5         5
------------------------------------------------------------
Total                            $2,054       100%      100%
------------------------------------------------------------

     The table above shows the proportion of the Fund's assets supervised by each of our four advisers on December 31, 1996, and one year earlier. As you can see, there were no major changes in the allocation of assets.

LONG-TERM PERFORMANCE OVERVIEW

Morgan Growth Fund's strong 1996 performance--in absolute and relative terms--lengthened our long-term lead over the average growth fund. While our advisers have made a solid contribution to our success, the largest part of our long-term performance margin of 1.6% annually over our average competitor is accounted for by our lower expense ratio. Our expenses amounted to only 0.51% of average net assets in 1996, giving us an advantage (which we believe is sustainable) of 0.85% over the average expense ratio of about 1.36% for our competitors. In the long run, clearly, cost matters.


--------------------------------------------------------------------
                                              TOTAL RETURN
                                    10 YEARS ENDED DECEMBER 31, 1996
                                 -----------------------------------
                                 AVERAGE            FINAL VALUE OF
                                  ANNUAL               A $10,000
                                   RATE           INITIAL INVESTMENT
--------------------------------------------------------------------
Vanguard/Morgan Growth Fund       +14.6%                $38,910
--------------------------------------------------------------------
Average Growth Fund               +13.0%                $33,837
--------------------------------------------------------------------
S&P 500 Index                     +15.3%                $41,491
--------------------------------------------------------------------

     Although neither we nor our average competitor has matched the return of the S&P 500 Index over the decade, we are pleased to have outperformed the Index over the full 28-year period since December 31, 1968, when we commenced operations. As we have noted before, the Index is a very tough benchmark since it is a theoretical construct that bears none of the administrative, operating, and investment management expenses that all mutual funds incur. Nor does the Index hold cash, which retards performance when stock prices are rising, as they were for most of the past decade. By contrast, equity mutual funds typically hold a small portion (5% to 10%) of their assets in interest-bearing cash equivalents to provide liquidity or because recent cash inflows are awaiting investment in equities.

     The table on page 2 summarizes our ten-year record. We should emphasize that future returns from the stock market may be lower than those of the past decade, which by historical standards was an unusually bountiful era for stocks. Indeed, with stock prices at high levels based on several valuation measures, there is ample reason to expect returns to be lower in the coming decade.

IN SUMMARY

Most mutual fund investors understand that volatility risk is a measure of how much an investment may fluctuate in value over a given period of time. But many investors today have experienced only "upside volatility." The U.S. stock market has been rising--with only a few, brief setbacks--for nearly 15 years, fully half of Morgan Growth Fund's existence.

     Against this backdrop, it seems appropriate to step back and assess the outlook for the financial markets. While no one can accurately predict what will happen over the next decade--or even the next year--it seems unlikely that stocks will enjoy a repeat of the exceptional returns of the past 15 years. Indeed, there are sure to be some rough seas ahead. Nonetheless, we believe that investors who maintain a balanced portfolio of stock funds, bond funds, and money market funds will withstand the volatility of financial markets and be rewarded. "Stay the course" has proved wise counsel in the past, and we see no reason why it should not continue to be in the future.


/s/ JOHN C. BOGLE                                           /s/ JOHN J. BRENNAN

Chairman of the Board                                      President

January 8, 1997

THE MARKETS IN PERSPECTIVE: YEAR ENDED DECEMBER 31, 1996

[PHOTO]

U.S. EQUITY MARKETS

The stock market in 1996 could not match its astonishing 37.6% return of the previous year--but it made a good run, with the Standard & Poor's 500 Composite Stock Price Index up by 23.0%. When the two years are considered cumulatively, the S&P 500 Index has risen 69.2%. Not surprisingly, many of the factors that drove the market higher in 1995 were still at work: Once again, steady economic growth, low inflation, and solid earnings growth were powerful motivators.

     The market's gains, however, were far from evenly distributed. Investors strongly favored larger companies, such as those that dominate the S&P 500 Index. In fact, even within the Index, it was the largest companies that prevailed: The 50 biggest (which account for roughly half the Index's market value) gained 26.7% in 1996, compared with an increase of 23.0% for the entire Index. Looking at the S&P 500 Index's performance by sector, technology stocks were strongest, closing the year with a 42.5% gain. Financial stocks were a close second, gaining 35.5%. Utilities, plagued early in the year by higher interest rates and a rapidly changing competitive landscape, eked out a meager 1.8% return, the lowest within the Index.

     With the largest companies performing so well, most smaller issues could not keep pace. This was evidenced in the considerable difference between the 23.0% return of the S&P 500 Index and the 16.5% return of the Russell 2000 Index of small stocks. Even for the smaller companies, there was a significant range of performance among sectors. Energy stocks led the Russell 2000 Index with a 62.0% gain for the year. Here, rising prices, limited exposure to the cyclical refining business, and a reduced number of competitors created a favorable environment for the stocks. At the other end of the spectrum were health-care stocks, which showed a loss of -3.3%.

-----------------------------------------------------------------------
                                          AVERAGE ANNUALIZED RETURNS
                                        PERIODS ENDED DECEMBER 31, 1996
                                        -------------------------------
                                         1 YEAR    3 YEARS    5 YEARS
-----------------------------------------------------------------------
Equity
   S&P 500 Index                          23.0%       19.7%      15.2%
   Russell 2000 Index                     16.5        13.7       15.6
   MSCI-EAFE Index                         6.4         8.6        8.5
-----------------------------------------------------------------------
Fixed-Income
   Lehman Aggregate Bond Index             3.6%        6.0%       7.0%
   Lehman 10-Year Municipal
     Bond Index                            4.5         5.3        7.5
   Salomon 90-Day U.S. Treasury Bills      5.3         5.1        4.4
-----------------------------------------------------------------------
Other
   Consumer Price Index                    3.3%        2.8%       2.8%
-----------------------------------------------------------------------

U.S. FIXED-INCOME MARKETS

At year-end, the yield on the 30-year U.S. Treasury bond was 6.64%, noticeably higher than its 5.95% level on December 31, 1995. The change in rates during 1996 reflects increased concern about the prospects for rising inflation, due to indications of greater than expected strength in the economy.

     When the year began, the general expectation was that modest economic growth and benign inflation would continue, giving the Federal Reserve no reason to boost inter.

est rates. That complacency was shattered by an exceptionally strong February jobs report, the first of what turned out to be a succession of signs that in fact the economy was growing at a much faster--and potentially inflation-inducing--pace. The bond market reacted swiftly to meet the perceived risk: The 30-year Treasury bond's yield jumped from just below 6.0% at the end of 1995 to 6.7% in late March. The next several months saw a consistent pattern in which bond yields rose on the Friday of the jobs-report release only to fall back by the middle of the month. Hindsight shows that most of the worry was wasted: Inflation, as measured by the Consumer Price Index, remained near an annualized rate of 3.3%. But increasing signs of growth in late November and December reignited inflation concerns and caused bonds to finish the year on a sour note.

     Despite the numerous setbacks suffered by the bond market in 1996, indexes were able to finish the year with positive total returns. Although the specter of the Federal Reserve Board loomed large during the year, in fact the Board acted only once, lowering the federal funds rate by a total of 0.25% in January.

     Corporate bonds, mortgage-backed issues, and municipals were three relatively bright spots in 1996. The strength in earnings that benefited stock prices extended to the corporate bond sector as well. These bonds, especially those of lower credit quality, performed well relative to Treasuries, supported by general confidence in companies' ability to meet payments. The stable-to-rising interest-rate environment throughout most of the year benefited another large segment of the bond market--mortgage-backed securities--as the threat of refinancings receded. Finally, municipal bonds outpaced their U.S. Treasury counterparts. The sector was shielded to a certain extent from the inflation wars of the Treasury market, as demand outstripped supply for much of the year.

INTERNATIONAL EQUITY MARKETS

Investors who assess international markets by the often-cited EAFE benchmark--the Morgan Stanley Capital International-Europe, Australasia, Far East Index, with its 1996 return of 6.4%--could have overlooked a striking regional disparity between the Euro-pean and Pacific markets. Europe's markets gained 21.4% during the year, while their Pacific counterparts posted a decline of -8.2%. Clearly, the outlook and environments that characterized the European and Far East markets were quite different.

     The poor returns in the Pacific region largely reflected ongoing concern about the health of the Japanese economy. Growth in Japan has remained modest at best for several years despite government efforts to stimulate the economy through public works programs and tax incentives. In Europe, the picture was dramatically different, with the region benefiting from a variety of factors. Among the most important were (1) ongoing efforts to lower government deficits consistent with the Maastricht Treaty guidelines, (2) improving economic growth, and (3) a greater commitment by corporate executives to increasing "shareholder value."

REPORT FROM THE ADVISERS

[PHOTO]

     Vanguard/Morgan Growth Fund's total return of 23.3% in 1996 exceeded the returns of both the average competing growth fund and the Standard & Poor's 500 Composite Stock Price Index. More details on the Fund's performance can be found in the Message To Shareholders, which begins on page 1.

    Conditions were quite favorable for stocks in 1996, as the U.S. economy expanded at a pace sufficient to allow for growth in corporate profits but not fast enough to propel inflation or interest rates to worrisome levels. As 1997 begins, the environment remains favorable, as the economy seems to be in little danger of either falling into recession or overheating.

     The Fund's modest advantage over the S&P 500 Index in 1996 was noteworthy, since the stock market's excellent performance was skewed toward the very large growth stocks that dominate the Index but were only lightly represented in the Fund. A good illustration of the divergence in 1996 between large- and small-capitalization growth stocks is the 25.6% return on the Russell Top 200 Growth Index, which comprises 200 of the largest growth stocks, versus the 11.3% return on the broader Russell 2000 Growth Index.

     The stock market's performance also varied considerably across industry sectors. The best-performing sector was technology, where we averaged a 27% weighting--nearly 2 1/2 times the weighting of tech stocks in the S&P 500 Index. This emphasis did little to aid our performance, however, because the market's bias toward large-cap stocks was particularly pronounced in the technology sector. Our tech holdings were primarily in mid- and small-cap issues, which badly lagged such industry giants as Microsoft and IBM. However, we didn't miss the large-cap party altogether: Intel was one of our best performers.

     The Fund was fortunate to be under-represented in utility stocks, the worst-performing sector in 1996, and to have received excellent returns on the relatively few utilities we did own. Utility stocks made up on average less than 4% of the Fund versus 11% for the S&P 500 Index. The returns on our utility holdings exceeded 23% versus the 2% return on the utilities in the Index.

     Among our best performers in 1996 were CompUSA, the computer retailer; the supermarket chain Safeway; Nabors Industries, a petroleum-drilling company; and Household International, a rapidly growing purveyor of credit cards that has eliminated some underperforming divisions.

     Although media stocks continue to constitute a significant portion of the Fund's assets, we sold several broadcasting companies on which we had nice profits, including Chancellor Broadcasting, Cox Radio, Providence Journal, and Univision.

INVESTMENT PHILOSOPHY

                The Fund reflects a belief that superior long-term investment results can be achieved by holding a well-diversified portfolio of growth stocks selected by several advisers using distinct investment strategies. Over time, such a portfolio should provide gross returns that parallel those of other large, growth-oriented mutual funds and net returns that exceed the group average.

     Not all of our selections were winners, of course. We sold the last of our holdings of MobileMedia, a provider of paging services whose results suffered from a series of poorly integrated acquisitions. Another poor performer in 1996 was Olsten, a temporary-services firm whose earnings fell well short of expectations. Other laggards in the Fund included Westell Technologies, whose products allow phone companies to provide multimedia service over copper wire, and Secure Computing, whose growth potential came into question because of competitive pressures.

     Each of the Fund's four advisers employs its own strategy in pursuit of the common goal of long-term capital growth. Brief descriptions of each adviser's strategy follow.

WELLINGTON MANAGEMENT COMPANY, LLP

Wellington's research on companies seeks to identify those with above-average prospects for growth, especially in industries undergoing fundamental changes. We are currently emphasizing technology, health-care, and media companies. Major additions in 1996 include Cadence Design, the leading provider of electronic design automation software; Barnes & Noble, the largest operator of book superstores; Gulfstream Aerospace, the world leader in intercontinental business jets; and Tupperware, which sells low-cost household goods worldwide.

FRANKLIN PORTFOLIO ASSOCIATES

Franklin uses an array of computer models to analyze a broad range of information about some 3,500 stocks in search of those issues that appear to be undervalued. We consider the economic cycle and rank securities based on three key factors: fundamental momentum, an analysis that seeks to identify companies with relatively strong near-term business prospects; relative value, an analysis of which stocks have attractive prices in relation to past market values or to specific financial measures such as book value or sales; and future cash flow, an assessment of stock valuations based on prospects for growth in earnings and dividends.

HUSIC CAPITAL MANAGEMENT

Husic's stock selection starts with research on individual companies. We emphasize stocks that fit investment themes that we believe will lead to higher valuations. Themes reflected in our current selections are corporate renaissance, stocks that should benefit from corporate restructurings or cost-cutting efforts; the power of growth, stocks that should prosper because of continued economic growth in the U.S. and rapid growth in West Coast states experiencing increased trade, involvement in high technology, and tourism; riding the information superhighway, stocks that should benefit from heavy spending by corporations on computers, networks, and software; and super secular growers, companies we believe can maintain rapid growth rates.

VANGUARD CORE MANAGEMENT GROUP

Vanguard Core Management Group uses computer models to rank some 2,000 stocks by a variety of measures, including cash flow, relative value, and share price momentum. Stocks are ranked according to weights assigned to the various measures, and a portfolio is constructed from among the most promising stocks to resemble the Growth Fund Stock Index in such key characteristics as market capitalization and diversification among industry sectors.

Wellington Management Company, LLP
Franklin Portfolio Associates
Husic Capital Management
Vanguard Core Management Group

January 14, 1997

PORTFOLIO PROFILE: MORGAN GROWTH FUND
DECEMBER 31, 1996

This Profile provides a snapshot of the Fund's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
-----------------------------------------
                          MORGAN  S&P 500
-----------------------------------------
Number of Stocks             373      500
Median Market Cap          $6.4B   $24.5B
Price/Earnings Ratio       20.3x    19.6x
Price/Book Ratio            3.4x     3.4x
Yield                       1.0%     2.0%
Return on Equity           17.4%    19.6%
Earnings Growth Rate       20.4%    13.5%
Foreign Holdings            7.9%     3.7%
Turnover Rate                73%       --
Expense Ratio              0.51%       --
Cash Reserves               9.2%       --


VOLATILITY MEASURES
-----------------------------------------
                          MORGAN  S&P 500
-----------------------------------------
R-Squared                   0.80     1.00
Beta                        1.06     1.00

INVESTMENT FOCUS
-----------------------------------------
[FIGURE]

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
---------------------------------------------
Cisco Systems, Inc.                      2.4%
General Electric Co.                     1.5
Transocean Offshore Inc.                 1.1
Republic Industries, Inc.                1.1
Kimberly-Clark Corp.                     1.1
Compaq Computer Corp.                    1.1
Travelers Group Inc.                     1.0
Rhone-Poulenc Rorer, Inc.                1.0
Ace, Ltd.                                0.9
Liberty Media Group Class A              0.9
---------------------------------------------
Top Ten                                 12.1%

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
-----------------------------------------------------------------------------------------------
                                                       DECEMBER 31, 1995     DECEMBER 31, 1996
                                                       ----------------------------------------
                                                              MORGAN        MORGAN      S&P 500
-----------------------------------------------------------------------------------------------
Basic Materials   . . . . . . . . . . .                         8.3%           4.9%       6.2%
Capital Goods & Construction  . . . . .                         5.3            6.9        8.4
Consumer Cyclical   . . . . . . . . . .                        14.4           17.1       12.1
Consumer Staples  . . . . . . . . . . .                         6.4            4.5       12.4
Energy  . . . . . . . . . . . . . . . .                         5.2            7.1        9.7
Financial   . . . . . . . . . . . . . .                        12.7           15.8       15.0
Health Care   . . . . . . . . . . . . .                        11.1           11.8       10.4
Technology  . . . . . . . . . . . . . .                        28.9           23.5       12.1
Transport & Services  . . . . . . . . .                         2.9            2.3        1.5
Utilities   . . . . . . . . . . . . . .                         3.3            2.9        9.9
Miscellaneous   . . . . . . . . . . . .                         1.5            3.2        2.3
-----------------------------------------------------------------------------------------------

[PHOTO]

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of
1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

EARNINGS GROWTH RATE. The annual average rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors. The average expense ratio for a stock mutual fund was 1.34% in 1995.

FOREIGN HOLDINGS. The percentage of a portfolio's investments represented by stocks or American Depository Receipts of companies based outside of the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

SECTOR DIVERSIFICATION. The percentage of a portfolio's common stocks invested in each of the major industry classifications that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of a portfolio's total net assets in its ten largest investments (the average for stock mutual funds is about 25%). As this percentage rises, a portfolio's returns are likely to be more volatile, since its return is more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which are taxable to investors). The average turnover rate for stock mutual funds is about 80%.

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

PERFORMANCE SUMMARY: MORGAN GROWTH FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.

TOTAL INVESTMENT RETURNS: 12/31/76-12/31/96
-------------------------------------------
           MORGAN GROWTH FUND     S&P 500
FISCAL  CAPITAL  INCOME   TOTAL    TOTAL
YEAR    RETURN   RETURN  RETURN   RETURN
-------------------------------------------
1977      5.2%    2.2%     7.4%    -7.2%
1978     16.1     3.2     19.3      6.5
1979     15.3     3.5     18.8     18.4
1980     30.5     4.2     34.7     32.4
1981     -7.1     2.3     -4.8     -4.9
1982     24.1     3.6     27.7     21.5
1983     25.8     2.6     28.4     22.5
1984     -8.1     2.0     -6.1      6.3
1985     27.5     2.8     30.3     31.8
1986      4.2     3.6      7.8     18.7
1987      3.3     1.7      5.0      5.3
1988     19.8     2.5     22.3     16.6
1989     19.9     2.8     22.7     31.7
1990     -4.4     2.9     -1.5     -3.1
1991     26.3     3.0     29.3     30.5
1992      8.1     1.4      9.5      7.6
1993      5.9     1.4      7.3     10.1
1994     -2.9     1.2     -1.7      1.3
1995     34.6     1.4     36.0     37.6
1996     22.3     1.0     23.3     23.0
-------------------------------------------

See Financial Highlights table on page 18 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: 12/31/86-12/31/96
---------------------------------------------------------------------------------------
Cumulative Performance 10 yr Graph - Portfolio/ Benchmark - Vanguard/Morgan Growth Fund
         Vanguard/Morgan Growth  Lipper Growth   Standard & Poor's 500 Index
1986  12          10000              10000                 10000
1987  03          12522              12020                 12136
1987  06          12939              12233                 12745
1987  09          13843              12942                 13587
1987  12          10502              10115                 10526
1988  03          11855              10864                 11126
1988  06          12930              11467                 11867
1988  09          12839              11376                 11907
1988  12          12848              11527                 12275
1989  03          13524              12336                 13145
1989  06          14337              13296                 14305
1989  09          15475              14668                 15837
1989  12          15759              14460                 16164
1990  03          15503              14127                 15678
1990  06          16624              15118                 16664
1990  09          13950              12711                 14374
1990  12          15521              13667                 15662
1991  03          18073              16047                 17937
1991  06          17864              15883                 17896
1991  09          18641              17124                 18853
1991  12          20074              18600                 20434
1992  03          19860              18361                 19918
1992  06          19481              17792                 20296
1992  09          20276              18399                 20936
1992  12          21990              20049                 21991
1993  03          22463              20540                 22951
1993  06          22534              20651                 23063
1993  09          23185              21704                 23659
1993  12          23600              22172                 24207
1994  03          22645              21318                 23289
1994  06          21931              20851                 23387
1994  09          23398              22012                 24530
1994  12          23207              21695                 24527
1995  03          25109              23197                 26915
1995  06          28070              25491                 29484
1995  09          30949              27707                 31827
1995  12          31557              28377                 33743
1996  03          33512              29764                 35554
1996  06          35416              31150                 37150
1996  09          37182              32109                 38298
1996  12          38910              33837                 41491

----------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 1996
                        -------------------------------    FINAL VALUE OF A
                           1 YEAR   5 YEARS   10 YEARS    $10,000 INVESTMENT
----------------------------------------------------------------------------
MORGAN GROWTH FUND         23.30%    14.15%     14.55%            $38,910
AVERAGE GROWTH FUND        19.24     12.71      12.96              33,837
S&P 500 INDEX              22.96     15.22      15.29              41,491
----------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96
--------------------------------------------------------------------------------------
                                                                       10 YEARS
                             INCEPTION                         -----------------------
                               DATE       1 YEAR    5 YEARS    CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------------
Morgan Growth Fund           12/31/68     23.30%    14.15%      12.59%  1.96%   14.55%
--------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
DECEMBER 31, 1996

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
MORGAN GROWTH FUND                                        SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS (90.7%)
--------------------------------------------------------------------------------
BASIC MATERIALS (4.4%)
     Air Products & Chemicals, Inc.                      150,000     $   10,369
     Barrick Gold Corp.                                    9,000            259
     Cabot Corp.                                         134,900          3,389
     Cleveland-Cliffs Iron Co.                            49,100          2,228
 -   Cytec Industries, Inc.                               18,900            768
     E.I. du Pont de Nemours & Co.                        18,800          1,774
     Engelhard Corp.                                     200,000          3,825
 -   Fort Howard Corp.                                    99,100          2,738
     M.A. Hanna Co.                                      183,400          4,012
     Hercules, Inc.                                       11,400            493
     Kimberly-Clark Corp.                                239,100         22,774
     The Mead Corp.                                        3,500            203
     Minorco Sponsored ADR                                 5,000            104
     Monsanto Co.                                        239,900          9,326
     Morton International, Inc.                          440,400         17,946
     Newmont Mining Corp.                                  6,900            309
     Norsk Hydro AS ADR                                  104,300          5,593
     Nucor Corp.                                           2,900            148
     Phelps Dodge Corp.                                   13,400            905
     A. Schulman Inc.                                     11,200            274
     Terra Industries, Inc.                               22,400            330
 -   Titanium Metals Corp.                                45,900          1,497
     Union Carbide Corp.                                  33,400          1,365
 -   WHX Corp.                                            41,900            372
                                                                     -----------
                                                                         91,001
                                                                     -----------
CAPITAL GOODS & CONSTRUCTION (6.2%)
     The Boeing Co.                                       22,600          2,404
     Caterpillar, Inc.                                    13,400          1,008
     Centex Corp.                                         12,300            463
     Crane Co.                                            10,200            296
     Deere & Co.                                         225,500          9,161
     Fluor Corp.                                          12,600            791
     General Electric Co.                                309,900         30,641
 -   Gulfstream Aerospace Corp.                          255,000          6,184
     Harsco Corp.                                          4,300            295
     Ingersoll-Rand Co.                                  152,400          6,782
 -   International Rectifier Corp.                       146,400          2,233
     Johnson Controls, Inc.                                5,200            431
     McDonnell Douglas Corp.                              21,700          1,389
     Oakwood Homes Corp.                                 186,500          4,266
 -   Republic Industries, Inc.                           736,870         22,935
 -   Rohr, Inc.                                          140,100          3,170
     Southdown, Inc.                                      10,100            314
     Technitrol, Inc.                                     51,900          1,992
     Texas Industries, Inc.                               34,800          1,762
 -   Thermo Electron Corp.                                31,400          1,295
 -   Thermo Instrument Systems, Inc.                     144,600          4,790
     Thomas & Betts Corp.                                 16,779            745
     The Timkin Co.                                       12,600            578
     The Toro Co.                                        103,800          3,789
     Trinity Industries, Inc.                             87,500          3,281
 -   UCAR International, Inc.                            242,500          9,124
     United Technologies Corp.                            15,000            990
 -   Waste Management International                       90,300            711
     Wheelabrator Technologies, Inc.                      43,500            707
     York International Corp.                            100,000          5,588
                                                                     -----------
                                                                        128,115
                                                                     -----------
CONSUMER CYCLICAL (15.8%)
     Aaron Rents, Inc. Class B                            11,200            129
 -   Anchor Gaming                                        10,300            407
 -   Barnes & Noble Inc.                                 200,000          5,400
 -   Bed Bath & Beyond, Inc.                             210,000          5,093
     Black & Decker Corp.                                391,600         11,797
     Bush Industries, Inc.                                28,600            551

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
MORGAN GROWTH FUND                                        SHARES          (000)
--------------------------------------------------------------------------------
     Carnival Corp. Class A                               34,500     $    1,139
     Chrysler Corp.                                      367,700         12,134
     Claire's Stores, Inc.                               170,900          2,222
     Comcast Corp. Class A Special                        81,077          1,439
 -   CompUSA, Inc.                                       212,200          4,377
     Dana Corp.                                           23,800            776
     Dayton-Hudson Corp.                                 360,400         14,146
     Deluxe Corp.                                         29,400            963
 -   Detroit Diesel Corp.                                 80,000          1,840
     The Walt Disney Co.                                  76,944          5,357
 -   Doubletree Corp.                                    135,600          6,034
     The Dun & Bradstreet Corp.                           56,300          1,337
 -   Eagle Hardware & Garden, Inc.                       239,600          4,942
     Eastman Kodak Co.                                    16,000          1,284
 -   Federated Department Stores                         464,400         15,848
     Fila Holding SPA ADR                                 78,800          4,580
     Fred's, Inc.                                          2,900             25
     Gannett Co., Inc.                                    15,300          1,146
     Gaylord Entertainment Class A                       355,602          8,134
     General Motors Corp.                                 48,200          2,687
 -   Genesco, Inc.                                       152,700          1,412
     The Goodyear Tire & Rubber Co.                       16,400            843
     Gucci Group NV NY
         Registered Share                                100,500          6,419
 -   The Gymboree Corp.                                  200,000          4,525
 -   HFS Inc.                                             16,900          1,010
     Harcourt General, Inc.                                1,600             74
     Hilton Hotels Corp.                                 176,700          4,616
     Home Depot, Inc.                                    360,000         18,045
     Innovex, Inc.                                        19,000            513
 -   Interstate Hotels Co.                                40,100          1,133
 -   King World Productions, Inc.                        212,400          7,832
     Knight-Ridder, Inc.                                 110,200          4,215
 -   Liberty Media Group Class A                         660,000         18,810
     Liz Claiborne, Inc.                                  12,400            479
     May Department Stores Co.                           200,000          9,350
     Maytag Corp.                                         30,800            608
     McDonald's Corp.                                    397,900         18,005
     Herman Miller, Inc.                                  20,700          1,164
 -   Mirage Resorts, Inc.                                281,700          6,092
     New York Times Co. Class A                           24,600            935
     Newell Co.                                          323,300         10,184
     News Corp. Ltd. Pfd. ADR                            450,000          7,875
     Nike, Inc. Class B                                   83,800          5,007
 -   Oakley, Inc.                                          9,900            108
 -   Office Depot, Inc.                                  280,000          4,970
 -   Outdoor Systems, Inc.                               111,850          3,132
     Pep Boys (Manny, Moe & Jack)                         19,200            590
     Premark International, Inc.                          13,200            294
     Ross Stores, Inc.                                    23,300          1,159
     SPX Corp.                                             8,100            314
 -   Saks Holdings, Inc.                                 200,000          5,400
 -   Scholastic Corp.                                    120,000          7,980
     E.W. Scripps Co.                                     70,000          2,450
     Sears, Roebuck & Co.                                 31,400          1,448
     A.O. Smith Corp.                                     19,200            574
     Springs Industries Inc. Class A                      11,100            477
     TJX Cos., Inc.                                       30,200          1,431
     Time Warner, Inc.                                    31,100          1,166
 -   Tommy Hilfiger Corp.                                240,000         11,520
     Tribune Co.                                          39,400          3,108
     VF Corp.                                              5,600            378
 -   Viacom International Inc. Class A                    20,000            690
 -   Viacom International Inc. Class B                   334,947         11,681
 -   Waban, Inc.                                          39,900          1,037
     Wal-Mart Stores, Inc.                               303,200          6,936
     Washington Post Co. Class B                           3,200          1,072
     Wendy's International, Inc.                          43,800            898
 -   Woolworth Corp.                                     594,600         13,007
                                                                     -----------
                                                                        324,753
                                                                     -----------
CONSUMER STAPLES (4.1%)
     American Stores Co.                                  21,800            891
     Archer-Daniels-Midland Co.                          511,414         11,251
     CPC International, Inc.                              14,600          1,132
     Crown Cork & Seal Co., Inc.                          38,300          2,083
     Dimon Inc.                                           90,900          2,102
     Dole Food Co.                                        17,800            603
     Food Lion Inc. Class A                               61,900            604
     Gillette Co.                                        114,800          8,926
     Great Atlantic &
         Pacific Tea Co., Inc.                            21,600            689
     IBP, Inc.                                            28,000            679
     Estee Lauder Cos. Class A                           100,000          5,088
     Libbey, Inc.                                          3,000             84
 -   Paragon Trade Brands, Inc.                           17,500            525
     PepsiCo, Inc.                                       265,000          7,751
     Philip Morris Cos., Inc.                             40,400          4,550
     RJR Nabisco Holdings Corp.                          101,900          3,465
     Ralston-Ralston Purina Group                        105,000          7,704
 -   Revlon, Inc.                                        240,000          7,170
 -   Safeway, Inc.                                        30,100          1,287
     Sara Lee Corp.                                      115,800          4,314
     Schweitzer-Mauduit
         International, Inc.                               7,500            237
     The Seagram Co. Ltd.                                 24,800            961
     SuperValu Inc.                                       21,600            613
     Tupperware Corp.                                    163,200          8,752
     UST Inc.                                             45,600          1,476
                                                                     -----------
                                                                         82,937
                                                                     -----------
ENERGY (6.4%)
 -   Abacan Resource Corp.                                80,000            695
     Atlantic Richfield Co.                               10,000          1,325
     British Petroleum Co. PLC ADR                        82,500         11,663
     Burlington Resources, Inc.                          100,000          5,038
 -   Cooper Cameron Corp.                                106,000          8,109
     Dresser Industries, Inc.                            236,700          7,338
 -   ENSCO International, Inc.                           317,000         15,375
 -   Global Marine, Inc.                                  81,400          1,679
     Halliburton Co.                                      24,900          1,500
     Helmerich & Payne, Inc.                              12,100            631
 -   Nabors Industries, Inc.                             508,000          9,779
     PanEnergy Corp.                                      50,700          2,282
     Pennzoil Co.                                         54,200          3,062
     Phillips Petroleum Co.                               17,700            783
 -   Reading & Bates Corp.                                31,600            837
 -   Santa Fe Energy Resources, Inc.                       4,400             61
     Schlumberger Ltd.                                   100,400         10,027
     Texaco Inc.                                          11,300          1,109
     Transocean Offshore Inc.                            376,500         23,578
 -   United Meridian Corp.                               109,600          5,672
     Unocal Corp.                                        298,100         12,110
     Vastar Resources, Inc.                              221,700          8,425
 -   Western Atlas Inc.                                   13,800            978
                                                                     -----------
                                                                        132,056
                                                                     -----------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                          SHARES          (000)
--------------------------------------------------------------------------------
FINANCIAL (14.3%)
     Ace, Ltd.                                           320,000    $    19,240
     Allstate Corp.                                       37,200          2,153
     American Express Co.                                256,600         14,498
     American International
         Group, Inc.                                      76,032          8,230
     Banc One Corp.                                       25,800          1,109
     BankAmerica Corp.                                   133,000         13,267
     Bankers Trust New York Corp.                         68,500          5,908
     BanPonce Corp.                                        7,500            251
     Barnett Banks, Inc.                                 202,000          8,307
     Bear Stearns Co., Inc.                              537,785         14,991
     CIGNA Corp.                                          11,800          1,612
 -   CNA Financial Corp.                                  55,400          5,928
     Chase Manhattan Corp.                               119,768         10,689
     Donaldson, Lufkin & Jenrette, Inc.                   25,900            932
     A.G. Edwards & Sons, Inc.                           471,000         15,837
     The Equitable Cos.                                   45,100          1,111
     Federal National Mortgage Assn.                     267,200          9,953
     First Bank System, Inc.                             110,000          7,508
     First Chicago NBD Corp.                              23,300          1,252
     First Union Corp.                                   164,000         12,136
     Franchise Finance Corp.
         of America REIT                                  84,900          2,345
     General Re Corp.                                      3,900            615
     Golden West Financial Corp.                          17,300          1,092
     Great Western Financial Corp.                       259,953          7,539
     Green Tree Financial Corp.                          119,400          4,612
 -   Gryphon Holdings, Inc.                               42,800            594
     Household International, Inc.                       146,700         13,533
     MGIC Investment Corp.                                60,000          4,560
     Mercury Finance Co.                                  86,700          1,062
     Merrill Lynch & Co., Inc.                           142,900         11,646
     Mid Ocean Ltd.                                        5,900            310
     J.P. Morgan & Co., Inc.                              12,600          1,230
     Morgan Stanley Group, Inc.                          164,000          9,369
     Norwest Corp.                                       130,700          5,685
     Old Republic International Corp.                     40,200          1,075
     Orion Capital Corp.                                  19,600          1,198
     PNC Bank Corp.                                       33,200          1,249
     PaineWebber Group, Inc.                              34,100            959
     PartnerRe Ltd.                                        2,800             95
     Penncorp Financial Group, Inc.                      246,300          8,867
     Salomon, Inc.                                       272,300         12,832
     Signet Banking Corp.                                100,000          3,075
     Sirrom Capital Corp.                                 15,400            551
     State Street Boston Corp.                            72,000          4,644
     Student Loan Marketing Assn.                        123,500         11,501
     Summit Properties, Inc. REIT                          3,000             66
     Torchmark Corp.                                      18,400            929
     Travelers Group Inc.                                432,800         19,638
     USLIFE Corp.                                         15,700            522
     Washington Mutual Inc.                              174,500          7,547
                                                                     -----------
                                                                        293,852
                                                                     -----------
HEALTH CARE (10.7%)
     Abbott Laboratories                                 230,100         11,678
     American Home Products Corp.                         23,300          1,366
 -   Amgen, Inc.                                          30,100          1,637
 -   Beverly Enterprises Inc.                            450,000          5,738
     Biomet, Inc.                                        350,000          5,294
     Bristol-Myers Squibb Co.                              8,200            892
     Columbia/HCA Healthcare Corp.                       433,900         17,681
     Eisai Ltd. ADR                                      450,000          8,831
 -   Elan Corp. PLC ADR                                  296,700          9,865
 -   Genetics Institute Inc.
         Depository Shares                                57,200          4,848
 -   Genesis Health Ventures Inc.                        250,100          7,784
 -   Genzyme Corp.                                       275,000          5,981
 -   Gilead Sciences, Inc.                                96,000          2,388
     Guidant Corp.                                        32,300          1,841
 -   HEALTHSOUTH Corp.                                   287,800         11,116
 -   HealthCare Compare Corp.                             17,100            725
 -   Health Management Associates
         Class A                                         367,925          8,278
 -   Interneuron Pharmaceutical, Inc.                      3,900            101
     Johnson & Johnson                                   337,900         16,811
 -   Lincare Holdings Inc.                                15,400            631
 -   Living Centers of America, Inc.                       9,000            250
 -   Magellan Health Services Corp.                      200,000          4,475
     Manor Care Inc.                                      14,900            402
     Medtronic, Inc.                                     140,000          9,520
 -   OrNda Healthcorp                                     35,700          1,044
 -   Oxford Health Plan                                   15,800            924
     Pfizer, Inc.                                        226,400         18,763
     Rhone-Poulenc Rorer, Inc.                           250,000         19,531
 -   RoTech Medical Corp.                                399,400          8,288
     Schering-Plough Corp.                                83,000          5,374
 -   Sierra Health Services                               22,400            552
 -   Tenet Healthcare Corp.                               53,400          1,168
 -   Utah Medical Products, Inc.                          49,600            657
 -   Vencor, Inc.                                        375,000         11,859
     Vital Signs, Inc.                                    15,300            396
     Warner-Lambert Co.                                   90,000          6,750
     Zeneca Group ADR                                     69,781          5,862
                                                                     -----------
                                                                        219,301
                                                                     -----------
TECHNOLOGY (21.3%)
 -   ACC Corp.                                           117,750          3,547
 -   Adaptec, Inc.                                       270,000         10,800
 -   Advanced Micro Devices, Inc.                        200,000          5,150
 -   America Online, Inc.                                118,800          3,950
 -   American Radio Systems Corp.                        250,000          6,687
     AMP, Inc.                                            60,000          2,302
 -   Analog Devices, Inc.                                 22,950            777
 -   Applied Magnetics Corp.                                 654             19
 -   Ascend Communications, Inc.                         138,000          8,556
 -   Atmel Corp.                                          83,200          2,756
 -   Baan Co. NV                                         207,000          7,167
 -   Banctec, Inc.                                        40,700            839
 -   BISYS Group, Inc.                                   100,000          3,700
 -   Black Box Corp.                                      11,300            458
 -   BMC Software, Inc.                                  250,000         10,344
 -   Cadence Design Systems, Inc.                        391,050         15,544
     Canwest Global
         Communications Corp.                            300,000          3,075
 -   Cascade Communications Corp.                        102,500          5,650
 -   Ceridian Corp.                                       16,600            672
 -   Cisco Systems, Inc.                                 783,600         49,856
 -   Compaq Computer Corp.                               292,000         21,681
     Computer Associates
        International, Inc.                               29,000          1,443
 -   Computer Sciences Corp.                             175,000         14,372
 -   Compuware Corp.                                     131,500          6,575

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
MORGAN GROWTH FUND                                        SHARES          (000)
--------------------------------------------------------------------------------
 -   Dell Computer                                        39,600     $    2,104
 -   DST Systems, Inc.                                   215,000          6,746
 -   Electronics for Imaging, Inc.                        95,000          7,743
 -   Esterline Technologies Corp.                         28,200            737
     First Data Corp.                                    264,300          9,647
 -   FSI International, Inc.                               5,000             75
 -   Geoworks                                            167,400          4,059
 -   Glenayre Technologies, Inc.                          88,300          1,898
 -   Hadco Corp.                                          31,800          1,546
     Harris Corp.                                         14,500            995
     HBO and Co.                                         276,400         16,411
     Hewlett-Packard Co.                                 363,500         18,266
 -   Input/Output, Inc.                                  125,000          2,312
     Intel Corp.                                         120,600         15,784
 -   Intercel, Inc.                                      100,000          1,200
     International Business
         Machines Corp.                                   37,100          5,602
 -   International Cabletel, Inc.                        180,000          4,478
 -   Jacor Communications Inc.                           155,000          4,243
 -   KEMET Corp.                                          19,500            446
 -   Komag, Inc.                                         104,700          2,827
     Lucent Technologies, Inc.                           140,000          6,475
     The MacNeal-Schwendler Corp.                         41,600            328
 -   McAfee Associates, Inc.                             213,525          9,315
 -   Microsoft Corp.                                     159,200         13,154
 -   National Semiconductor Corp.                        401,900          9,796
     Nokia Corp. Pfd. ADR                                235,000         13,542
 -   Oak Industries, Inc.                                100,000          2,300
 -   Parametric Technology Corp.                         220,000         11,302
 -   Peoplesoft Inc.                                     180,000          8,617
     Pitney Bowes, Inc.                                   20,800          1,134
 -   Policy Management
         Systems Corp.                                   150,000          6,919
     Reuters Holdings PLC ADR                              8,900            681
 -   S3, Inc.                                            150,000          2,437
 -   SCI Systems, Inc.                                   241,800         10,790
 -   SGS-Thomson Microelectronics
         NV ADR                                            7,200            504
 -   Seagate Technology                                  103,500          4,088
 -   Shiva Corp.                                         107,300          3,715
     Sony Corp. ADR                                      110,200          7,232
     The Standard Register Co.                            11,000            358
 -   Sterling Commerce, Inc.                             130,260          4,592
 -   Sterling Software, Inc.                             150,000          4,744
 -   Sun Microsystems, Inc.                              377,700          9,678
     Tektronix, Inc.                                      24,600          1,261
     Tele Danmark AS ADR                                  23,100            629
 -   U.S. Robotics Corp.                                  13,400            965
     Vodafone Group PLC ADR                              200,000          8,275
     Wallace Computer Services, Inc.                      12,600            435
 -   Xylan Corp.                                          29,600            829
                                                                     -----------
                                                                        437,134
                                                                     -----------
TRANSPORT & SERVICES (2.1%)
 -   AMR Corp.                                            59,400          5,235
 -   Alaska Air Group, Inc.                              221,700          4,656
     CSX Corp.                                            24,600          1,039
     Canadian Pacific Ltd.                               514,600         13,637
     Consolidated Freightways, Inc.                        1,000             22
     Delta Air Lines, Inc.                                50,300          3,565
     Norfolk Southern Corp.                                1,300            114
     Pittston Burlington Group                           150,000          3,000
     Southwest Airlines Co.                              250,000          5,531
 -   UAL Corp.                                            18,800          1,175
     Werner Enterprises, Inc.                            300,000          5,438
                                                                     -----------
                                                                         43,412
                                                                     -----------
UTILITIES (2.6%)
     ALLTEL Corp.                                         28,400            891
     AT&T Corp.                                           43,100          1,875
     Ameritech Corp.                                      22,000          1,334
     Bell Atlantic Corp.                                  17,900          1,159
     British Telecommunications PLC                      153,300         10,520
     Consolidated Edison Co.
         of New York, Inc.                                 4,800            140
     Edison International                                 32,200            640
     GPU Inc.                                             15,800            531
     GTE Corp.                                            23,800          1,083
     NorAm Energy Corp.                                   60,000            923
     NYNEX Corp.                                          29,300          1,410
     Public Service Co.
         of New Mexico                                   250,300          4,912
     Sprint Corp.                                        307,200         12,250
     Telefonica de Espana ADR                            173,100         11,987
     Telefonos de Mexico SA
     Class L ADR                                          92,700          3,059
         Unicom Corp.                                     47,400          1,286
                                                                     -----------
                                                                         54,000
                                                                     -----------
MISCELLANEOUS (2.8%)
 -   Accustaff, Inc.                                     348,700          7,366
     American Financial Group, Inc.                      246,500          9,305
 -   Corrections Corp. of America                        275,400          8,434
     Hanson PLC ADR                                      192,800          1,301
     Interpublic Group of Cos., Inc.                      14,600            694
     Loews Corp.                                         174,100         16,409
     Manpower Inc.                                        72,500          2,356
 -   National Education Corp.                             43,100            657
     Olsten Corp.                                        532,900          8,060
     PHH Corp.                                            73,800          3,173
     Textron, Inc.                                         1,100            104
                                                                        -------
                                                                         57,859
                                                                        -------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $1,386,577)                                                   1,864,420
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.7%)
--------------------------------------------------------------------------------
U.S. TREASURY BILL--Note E
     5.17%, 1/9/97                                   $       300            300
REPURCHASE AGREEMENT
Collateralized by U.S. Government
     Obligations in a Pooled
     Cash Account
     6.39%, 1/2/97                                       197,991        197,991
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $198,291)                                                       198,291
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
  (COST $1,584,868)                                                   2,062,711
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                                          (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
--------------------------------------------------------------------------------
Other Assets--Notes C and F                                        $     73,508
iabilities--Note F                                                      (82,452)
                                                                     -----------
                                                                         (8,944)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 131,375,067 outstanding
     $.10 par value shares
     (authorized 350,000,000 shares)                                 $2,053,767
================================================================================

NET ASSET VALUE PER SHARE                                                $15.63
--------------------------------------------------------------------------------

 *See Note A in Notes to Financial Statements.
 -Non-Income Producing Security.
 ADR--American Depository Receipt.
 REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                          AMOUNT            PER
                                                           (000)          SHARE
--------------------------------------------------------------------------------
AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid in Capital                                       $1,512,513         $11.51
Overdistributed Net
     Investment Income                                        (4)            --
Accumulated Net Realized Gains                            63,429            .48
Unrealized Appreciation
     (Depreciation)--Note E
     Investment Securities                               477,843           3.64
     Futures Contracts                                       (14)            --
--------------------------------------------------------------------------------
NET ASSETS                                            $2,053,767         $15.63
================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the Fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------------
                                                                   MORGAN GROWTH FUND
                                                         YEAR ENDED DECEMBER 31, 1996
                                                                                (000)
--------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                                $  17,829
   Interest                                                                     8,649
                                                                           -----------
      Total Income                                                             26,478
                                                                           -----------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                                 2,872
      Performance Adjustment                                                      (11)
   The Vanguard Group--Note C
      Management and Administrative                                             5,684
      Marketing and Distribution                                                  312
   Taxes (other than income taxes)                                                116
   Custodian Fees                                                                  80
   Auditing Fees                                                                   10
   Shareholders' Reports                                                           99
   Annual Meeting and Proxy Costs                                                  34
   Directors' Fees and Expenses                                                     6
                                                                           -----------
      Total Expenses                                                            9,202
      Expenses Paid Indirectly--Note C                                           (124)
                                                                           -----------
      Net Expenses                                                              9,078
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                          17,400
--------------------------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold                                                 206,293
   Futures Contracts                                                              284
--------------------------------------------------------------------------------------
REALIZED NET GAIN                                                             206,577
--------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                      152,466
   Futures Contracts                                                               (3)
--------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                              152,463
--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $376,440
======================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

----------------------------------------------------------------------------------------------------------
                                                                               MORGAN GROWTH FUND
                                                                            YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------
                                                                             1996                    1995
                                                                            (000)                   (000)
----------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                             $     17,400            $     13,934
   Realized Net Gain                                                      206,577                 142,881
   Change in Unrealized Appreciation (Depreciation)                       152,463                 220,579
                                                                    --------------------------------------
      Net Increase in Net Assets Resulting from Operations                376,440                 377,394
                                                                    --------------------------------------
DISTRIBUTIONS
   Net Investment Income                                                  (16,973)                (14,339)
   Realized Capital Gain                                                 (182,231)               (110,668)
                                                                    --------------------------------------
      Total Distributions                                                (199,204)               (125,007)
                                                                    --------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                                 453,288                 235,407
      Issued in Lieu of Cash Distributions                                191,528                 118,797
   Redeemed                                                              (239,383)               (210,296)
                                                                    --------------------------------------
      Net Increase from Capital Share Transactions                        405,433                 143,908
----------------------------------------------------------------------------------------------------------
   Total Increase                                                         582,669                 396,295
----------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                                    1,471,098               1,074,803
---------------------------------------------------------------------------------------------------------
   End of Year                                                         $2,053,767              $1,471,098
==========================================================================================================

(1) Shares Issued (Redeemed)
      Issued                                                               30,100                  16,895
   Issued in Lieu of Cash Distributions                                    12,544                   8,675
   Redeemed                                                               (15,693)                (15,754)
                                                                    --------------------------------------
      Net Increase in Shares Outstanding                                   26,951                   9,816
==========================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

    The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

----------------------------------------------------------------------------------------------------------------------
                                                                                    MORGAN GROWTH FUND
                                                                                  YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                         1996        1995       1994      1993       1992
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $14.09      $11.36     $12.01    $12.65     $12.20
----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                            .14         .15        .14       .18        .18
     Net Realized and Unrealized Gain (Loss) on Investments          3.07        3.89       (.34)      .71        .97
                                                                 -----------------------------------------------------
           Total from Investment Operations                          3.21        4.04       (.20)      .89       1.15
                                                                 -----------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                            (.14)       (.15)      (.14)     (.18)      (.18)
     Distributions from Realized Capital Gains                      (1.53)      (1.16)      (.31)    (1.35)      (.52)
                                                                 -----------------------------------------------------
           Total Distributions                                      (1.67)      (1.31)      (.45)    (1.53)      (.70)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                       $15.63      $14.09     $11.36    $12.01     $12.65
======================================================================================================================

TOTAL RETURN                                                       23.30%      35.98%     -1.67%     7.32%      9.54%
======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Year (Millions)                            $2,054      $1,471     $1,075    $1,135     $1,116
     Ratio of Total Expenses to Average Net Assets                  0.51%       0.49%      0.50%     0.49%      0.48%
     Ratio of Net Investment Income to Average Net Assets           0.97%       1.10%      1.15%     1.36%      1.51%
     Portfolio Turnover Rate                                          73%         76%        84%       72%        64%
     Average Commission Rate Paid                                  $.0362         N/A        N/A       N/A        N/A
----------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard/Morgan Growth Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

    2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    4. FUTURES: The Fund uses S&P 500 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The Fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accomodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

    Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

    5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

    6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under investment advisory contracts, the Fund pays Wellington Management Company, LLP; Franklin Portfolio Associates; and Husic Capital Management advisory fees calculated at an annual percentage rate of average net assets. The basic fees of each adviser are subject to quarterly adjustments based on performance relative to an index of the equity holdings of the largest growth stock mutual funds. For the year ended December 31, 1996, the aggregate investment advisory fee represented an effective annual basic rate of 0.16% of average net assets of the Fund before a decrease of $11,000 based on performance. The basic fee reflects a fee waiver of $32,000 for the period January 1, 1996, to March 31, 1996.

    The Vanguard Group provides investment advisory services to a portion of the Fund on an at-cost basis.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At December 31, 1996, the Fund had contributed capital of $184,000 to Vanguard (included in Other Assets), representing 0.9% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

    Vanguard has asked the Fund's investment advisers to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's administrative expenses. For the year ended December 31, 1996, these arrangements reduced the Fund's expenses by $124,000 (0.01% of average net assets).

D. During the year ended December 31, 1996, the Fund purchased $1,363,815,000 of investment securities and sold $1,203,537,000 of investment securities, not counting temporary cash investments.

E. At December 31, 1996, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $477,843,000,
consisting of unrealized gains of   $504,108, 000 on securities that had risen
in value since their purchase and $26,265,000 in unrealized losses on securities that had fallen in value since their purchase.

    At December 31, 1996, the aggregate settlement value of open S&P 500 Index futures contracts expiring in March 1997, the unrealized depreciation on those contracts, and the market value of U.S. Treasury bills deposited as initial margin for those contracts were $745,000, $14,000, and $300,000, respectively. Unrealized depreciation on open futures contracts is required to be treated as realized loss for federal income tax purposes.

F. The market value of securities on loan to broker/dealers at December 31, 1996, was $61,940,000, for which the Fund held cash collateral of $64,558,000.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
Vanguard/Morgan Growth Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard/Morgan Growth Fund (the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, with respect to unsettled securities transactions, and the application of alternative auditing procedures, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 31, 1997

  SPECIAL 1996 TAX INFORMATION (UNAUDITED)
  VANGUARD/MORGAN GROWTH FUND

  This information for the fiscal year ended December 31, 1996, is included pursuant to provisions of the Internal Revenue Code.

       The Fund designates $166,384,000 as capital gain dividends (from net long-term capital gains), of which $116,406,000 was distributed to shareholders in December 1996 and $49,978,000 will be distributed in March 1997.

       For corporate shareholders, 26.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.





   All comparative mutual fund data are from Upper Analytical Services, Inc. or Morningstar unless otherwise noted.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
         and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
         Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer Inc.;
         Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
         Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
         American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
         University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
         NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
         Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
         Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

HONORARY CHAIRMAN

WALTER L. MORGAN, Founder.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
           Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer
           of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of
           each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President,
         Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
         Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional.

RALPH K. PACKARD, Senior Vice President and
         Chief Financial Officer.

[THE VANGUARD LOGO]

Please send your comments to us at:

Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com  http://www.vanguard.com

All Vanguard Funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from

The Vanguard Group.

(C) 1996 Vanguard Marketing Corporation, Distributor

[PHOTO]

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Quantitative Portfolios
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS

  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS

  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS

  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS

  Vanguard International Growth Portfolio
  Vanguard/Trustees' Equity-International
    Portfolio

INDEX FUNDS

  VANGUARD INDEX TRUST

  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS

  Vanguard Money Market Reserves
  Vanguard Treasury Money Market Portfolio
  Vanguard Admiral Funds

INCOME FUNDS

  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS

  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS

  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)

Q260-12/96